EXHIBIT 99.B

Boston Capital Tax Credit Fund III LP - Series 15

Schedule III - Real Estate and Accumulated Depreciation

March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encum-brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
APRIL GARDENS	1,455,172	50,000	1,773,331	16,316	50,000	1,789,647	1,839,647	650,710	5/93	9/92	5-27.5 yrs
ARKANSAS CITY	815,212	15,870	1,016,757	0	15,870	1,016,757	1,032,627	314,571	12/94	9/94	5-25 yrs
AUTUMNWOOD	1,317,508	50,000	1,669,609	8,898	50,000	1,678,507	1,728,507	584,071	1/93	8/92	5-27.5 yrs
BARTON VILLAGE	505,462	47,898	683,991	5,242	47,898	689,233	737,131	235,485	3/93	10/92	5-27.5 yrs
BECKWOOD MANOR EIGHT	1,209,320	60,000	1,498,746	13,990	58,000	1,512,736	1,570,736	432,150	8/95	8/94	5-27.5 yrs
BERGEN MANOR	1,005,751	42,000	1,256,858	31,538	42,000	1,288,396	1,330,396	490,393	7/92	7/92	7-27.5 yrs
BRIDLEWOOD	781,819	42,000	211,635	797,996	42,000	1,009,631	1,051,631	206,146	1/95	1/94	5-27.5 yrs
BRUNSWICK	810,261	69,000	953,553	5,239	69,000	958,792	1,027,792	349,604	9/92	4/92	7-27.5 yrs
BUENA VISTA APTS	1,440,708	75,000	1,767,511	262	75,000	1,767,773	1,842,773	689,179	1/92	3/92	7-27.5 yrs
CALEXICO SR	1,908,011	213,000	2,047,255	0	213,000	2,047,255	2,260,255	416,169	9/92	9/92	7-27.5 yrs
CALIFORNIA INVESTORS VII	8,616,407	820,000	9,361,922	16,316,690	803,050	25,678,612	26,481,662	5,831,558	12/93	10/92	5-27.5 yrs
CHESTNUT HILL	731,595	40,000	904,814	6,639	40,000	911,453	951,453	244,332	9/92	9/92	7-27.5 yrs
CORALVILLE HOUSING	2,564,763	258,000	4,683,541	160,999	258,000	4,844,540	5,102,540	1,830,714	10/92	3/92	7-27.5 yrs
CURWENSVILLE	1,202,207	31,338	1,435,553	143,856	31,338	1,579,409	1,610,747	382,340	7/93	9/92	5-27.5 yrs
DEERFIELD	1,219,898	65,400	1,495,473	0	65,400	1,495,473	1,560,873	559,189	6/92	4/92	7-27.5 yrs
EAST MACHIAS	1,029,999	77,963	1,478,171	17,597	77,963	1,495,768	1,573,731	371,975	1/93	9/92	10-40 yrs
EAST PARK	525,985	2,000	980,413	25,847	2,000	1,006,260	1,008,260	309,612	1/94	6/94	5-27.5 yrs
EDGEWOOD	779,488	36,000	967,796	0	36,000	967,796	1,003,796	339,291	8/92	6/92	7-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encum-brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
FAR VIEW	912,308	100,000	1,066,418	27,129	707,848	4,383,129	5,090,977	2,036,954	11/92	6/92	10-40 yrs
GRAHAM HOUSING	1,285,775	85,006	2,451,794	12,645	40,000	744,199	784,199	327,934	6/95	10/94	5-27.5 yrs
GRANTSVILLE	1,472,936	85,099	1,795,971	14,976	211,500	1,767,942	1,979,442	366,883	2/93	5/92	5-27.5 yrs
GREENTREE APTS	677,245	15,000	1,143,223	(9,253)	30,000	770,085	800,085	324,817	10/75	4/94	5-27.5 yrs
GREENWOOD VIL	667,936	20,123	893,915	6,906	30,000	1,076,230	1,106,230	398,068	5/93	8/92	5-27.5 yrs
HARRISONVILLE II	603,589	15,000	744,677	22,914	58,500	1,269,643	1,328,143	474,479	11/91	3/92	7-27.5 yrs
HEALDTON	693,112	15,000	868,469	0	40,000	1,109,346	1,149,346	381,303	12/94	8/94	5-27.5 yrs
HEARTHSIDE	1,915,579	95,000	2,967,134	(31,331)	26,750	774,558	801,308	321,850	11/92	4/92	7-27.5 yrs
HERONS LANDING	1,193,598	176,121	1,410,573	47,042	36,000	897,897	933,897	324,205	10/92	10/92	7-27.5 yrs
HIDDEN COVE	2,792,831	707,848	4,334,916	48,213	707,848	4,383,129	5,090,977	2,036,954	8/88	2/94	5-27.5 yrs
HIGGINSVILLE ESTATES	622,507	40,000	738,056	6,143	40,000	744,199	784,199	327,934	3/91	3/92	7-27.5 yrs
INV GROUP OF PAYSON	1,474,654	211,500	1,767,942	0	211,500	1,767,942	1,979,442	366,883	8/92	8/92	7-27.5 yrs
KEARNEY	628,713	30,000	763,159	6,926	30,000	770,085	800,085	324,817	1/92	5/92	7-27.5 yrs
LAKEVIEW	880,282	30,000	1,077,130	(900)	30,000	1,076,230	1,106,230	398,068	7/92	4/92	7-27.5 yrs
LAURELWOOD	1,059,322	58,500	1,268,491	1,152	58,500	1,269,643	1,328,143	474,479	2/92	3/92	7-27.5 yrs
LEBANON II	913,131	40,000	1,090,397	18,949	40,000	1,109,346	1,149,346	381,303	2/93	8/92	5-27.5 yrs
LEBANON III	626,664	26,750	766,992	7,566	26,750	774,558	801,308	321,850	2/92	3/92	7-27.5 yrs
LILAC	717,719	36,000	897,897	0	36,000	897,897	933,897	324,205	7/92	6/92	7-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encum-brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
LIVINGSTON PLAZA	667,055	32,500	868,525	0	32,500	868,525	901,025	288,775	11/93	12/92	5-27.5 yrs
MADISON PARTNERS	1,188,737	47,340	1,452,910	24,801	47,340	1,477,711	1,525,051	452,324	12/94	3/95	5-27.5 yrs
MANNING LANE	1,458,069	73,600	1,771,816	6,404	73,600	1,778,220	1,851,820	621,522	3/93	8/92	5-27.5 yrs
MARSHALL LANE	548,387	20,000	672,691	728	20,000	673,419	693,419	237,679	12/92	8/92	5-27.5 yrs
MARYVILLE	712,106	57,000	834,823	23,194	57,000	858,017	915,017	355,235	3/92	5/92	7-27.5 yrs
MONARK VILLAGE	311,978	68,900	570,916	0	68,900	570,916	639,816	165,463	3/94	6/94	5-27.5 yrs
N. PRAIRIE	871,731	5,000	1,121,143	29,697	5,000	1,150,840	1,155,840	433,338	5/93	9/92	5-27.5 yrs
OAKGROVE	400,397	5,000	460,291	17,846	5,000	478,137	483,137	206,326	11/91	4/92	7-27.5 yrs
OAKWOOD	1,098,916	42,000	1,341,412	8,244	42,000	1,349,656	1,391,656	511,737	5/92	5/92	7-27.5 yrs
OSAGE	1,084,563	110,000	2,309,861	84,028	110,000	2,393,889	2,503,889	904,573	6/92	4/92	7-27.5 yrs
OSCEOLA	629,895	54,600	797,763	110,999	27,300	908,762	936,062	362,390	5/92	5/92	7-27.5 yrs
PDC FIFTY FIVE	1,278,958	50,170	1,576,823	6,196	50,170	1,583,019	1,633,189	512,799	9/93	10/92	5-27.5 yrs
RAINIER	3,574,135	521,000	5,852,852	47,395	521,000	5,900,247	6,421,247	1,546,179	1/93	4/92	5-27.5 yrs
RIDGEVIEW	890,244	42,800	1,027,499	3,864	42,800	1,031,363	1,074,163	390,805	1/92	3/92	7-27.5 yrs
RIO MEMBRES II	766,792	48,938	930,376	21,579	48,938	951,955	1,000,893	253,433	4/92	4/92	7-27.5 yrs
ROLLING BROOK	818,968	35,000	1,006,667	17,933	35,000	1,024,600	1,059,600	406,796	11/92	6/92	7-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encum-brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
SCHOOL STREET	717,435	127,852	1,353,622	120,996	38,509	1,474,618	1,513,127	602,348	5/92	4/92	5-27.5 yrs
SHENANDOAH	1,459,010	67,500	1,754,599	4,638	67,500	1,759,237	1,826,737	588,039	2/93	8/92	5-27.5 yrs
SHOWBOAT MANOR	788,430	31,200	968,253	18,535	31,200	986,788	1,017,988	381,284	2/92	7/92	5-27.5 yrs
SIOUX FALLS	1,230,146	146,694	2,656,753	85,749	146,694	2,742,502	2,889,196	1,026,971	9/92	5/92	7-27.5 yrs
SUNSET SQUARE	733,333	50,000	896,507	10,373	50,000	906,880	956,880	248,849	8/92	9/92	7-27.5 yrs
TAYLOR MILLS	761,607	24,000	936,166	0	24,000	936,166	960,166	345,290	5/92	4/92	7-27.5 yrs
TIMMONS VILLAGE	617,040	15,000	754,172	6,507	38,500	760,679	799,179	277,949	7/92	5/92	7-27.5 yrs
UNIVERSITY MEADOWS	2,091,888	62,985	3,579,473	31,289	62,985	3,610,762	3,673,747	1,387,518	12/92	6/92	5-28 yrs
VALATIE	1,334,438	30,000	1,712,263	44,021	30,000	1,756,284	1,786,284	639,846	4/93	6/92	7-27.5 yrs
VIRGEN DEL POZO	3,310,212	120,000	4,274,133	192,949	120,000	4,467,082	4,587,082	1,345,263	7/93	8/92	5-27.5 yrs
VILLA DEL MAR	1,453,567	50,000	1,792,888	45,602	50,000	1,838,490	1,888,490	701,950	8/92	8/92	7-27.5 yrs
WACHULA	1,465,017	66,720	1,770,669	23,887	66,720	1,794,556	1,861,276	626,794	10/92	9/92	5-27.5 yrs
WEEDPATCH	1,953,930	272,000	2,246,927	3,703	272,000	2,250,630	2,522,630	397,494	9/94	1/94	5-50 yrs
WESTERNPORT	1,474,702	18,645	1,833,384	3,694	18,645	1,837,078	1,855,723	612,508	2/93	7/92	5-27.5 yrs
WHITEWATER VILL	521,423	18,542	637,048	1,469	18,542	638,517	657,059	230,768	11/92	8/92	7-27.5 yrs
WOOD PARK POINTE	1,158,810	117,500	1,329,664	1,349	117,500	1,331,013	1,448,513	502,324	5/92	6/92	5-27.5 yrs
	84,429,386	6,214,902	111,326,972	18,727,855	6,103,309	130,054,827	136,158,136	40,999,083

Since the Operating Partnerships maintain a calendar year end the information reported on this schedule is as of December 31, 2001

There were no carrying costs as of December 31, 2001.  The column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 15

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	64,786,120
Other	0
		$64,786,120
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$64,786,120
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	52,271,170
Other	0
		$52,271,170
Deductions during period:
Cost of real estate sold	$0
Other*	(69,144)
		$(69,144)
Balance at close of period - 3/31/94		$116,988,146
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	10,630,188
Improvements, etc	182,886
Other	0
		$10,813,074
Deductions during period:
Cost of real estate sold	$0
Other	(927,768)
		$(927,768)
Balance at close of period - 3/31/95		$126,873,452

Balance at close of period - 3/31/95		$126,873,452
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,477,482
Improvements, etc	998,864
Other	0
		$8,476,346
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/96		$135,349,798
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	102,413
Improvements, etc	0
Other	0
		$102,413
Deductions during period:
Cost of real estate sold	$0
Other *	0
		$0
Balance at close of period - 3/31/97		$135,452,211
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	136,931
Other	0
		$136,931
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/98		$135,589,142

Balance at close of period - 3/31/98		$135,589,142
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	229,180
Other	0
		$229,180
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/99		$135,818,322
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	203,110
Other	0
		$203,110
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/00		$136,021,432
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	215,095
Other	0
		$215,095
Deductions during period:
Cost of real estate sold	$0
Other **	(500,929)
		$(500,929)
Balance at close of period - 3/31/01		$135,735,598

Balance at close of period - 3/31/01		$135,735,598
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	422,538
Other	0
		$422,538
Deductions during period:
Cost of real estate sold	$0
Other **	0
		$0
Balance at close of period - 3/31/02		$136,198,136

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$0
Current year expense	$1,151,027
Balance at close of period - 3/31/93		$1,151,027
Current year expense	$4,194,293
Balance at close of period - 3/31/94		$5,345,320
Current year expense	$4,646,907
Balance at close of period - 3/31/95		$9,992,227
Current year expense	$5,445,282
Balance at close of period - 3/31/96		$15,437,509
Current year expense	$4,587,940
Balance at close of period - 3/31/97		$20,025,449
Current year expense	$4,427,546
Balance at close of period - 3/31/98		$24,452,995
Current year expense	$4,453,997
Balance at close of period - 3/31/99		$28,906,992
Current year expense	$4,348,463
Balance at close of period - 3/31/00		$33,255,455
Current year expense	$3,625,904
Balance at close of period - 3/31/01		$36,881,359
Current year expense	$4,117,724
Balance at close of period - 3/31/02		$40,999,083

Boston Capital Tax Credit Fund III LP - Series 16
Schedule III - Real Estate and Accumulated Depreciation
March 31, 2002

Description	Encum-brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
1413 LEAVENWORTH	1,547,402	8,000	2,927,089	497,269	8,000	3,424,358	3,432,358	1,136,265	3/93	12/92	5-27.5 yrs
ANSON	1,272,820	40,202	1,683,348	16,814	40,202	1,700,162	1,740,364	408,587	9/93	12/92	10-40 yrs
AZTEC	1,007,449	115,000	1,299,311	27,493	115,000	1,326,804	1,441,804	474,389	5/93	5/93	5-27.5 yrs
BENTONIA ELDERLY	833,921	21,000	678,677	389,641	21,000	1,068,318	1,089,318	238,026	2/94	7/93	5-27.5 yrs
BERNICE VILLA	931,072	37,000	1,204,665	31,160	37,000	1,235,825	1,272,825	267,441	10/93	5/93	5-40 yrs
BLAIRSVILLE RENTAL I	750,441	58,377	866,980	42,179	35,000	909,159	944,159	241,690	9/94	12/92	5-27.5 yrs
BLAIRSVILLE RENTAL	734,428	84,359	804,895	62,014	49,500	866,909	916,409	232,998	7/94	12/92	5-27.5 yrs
BLOWING ROCK	508,567	47,500	663,473	686	47,500	664,159	711,659	174,070	11/94	12/93	5-27.5 yrs
BRANSON CHRISTIAN I	1,426,667	163,350	2,990,564	10,069	163,350	3,000,633	3,163,983	917,961	6/94	3/94	5-27.5 yrs
BRANSON CHRISTIAN II	999,263	0	2,497,066	43,165	0	2,540,231	2,540,231	761,104	8/94	7/94	5-27.5 yrs
BUTLER RENTAL	743,621	0	937,495	18,887	0	956,382	956,382	295,296	9/93	12/92	7-27.5 yrs
CANTERFIELD	760,850	48,000	934,169	1,357	48,000	935,526	983,526	327,715	1/93	11/92	5-27.5 yrs
CAPE ANN	461,586	18,000	1,833,366	55,338	18,000	1,888,704	1,906,704	568,782	12/93	1/93	7-31.5 yrs
CASS PARTNERS	623,971	45,250	2,026,740	0	45,250	2,026,740	2,071,990	426,262	12/93	12/93	5-27.5 yrs
CEDAR TRACE	499,247	18,000	639,500	5,277	18,000	644,777	662,777	241,022	7/93	10/92	5-27.5 yrs
CONCORD ASSOC.	1,112,942	61,532	1,223,133	192,519	61,532	1,415,652	1,477,184	517,181	2/93	2/93	5-27.5 yrs
CLYMER PARK ASSOC	1,433,031	35,800	1,831,813	30,964	35,800	1,862,777	1,898,577	376,163	11/94	12/92	5-27.5 yrs
CUMBERLAND WOOD	1,437,207	114,449	1,780,622	59,361	129,538	1,839,983	1,969,521	360,696	10/94	12/93	6-40 yrs
DAVENPORT HOUSING	2,970,129	223,889	6,598,309	164,469	223,889	6,762,778	6,986,667	2,146,872	2/94	10/93	7-27.5 yrs
DEER RUN	669,808	30,000	1,536,783	0	30,000	1,536,783	1,566,783	507,301	3/93	8/93	5-27.5 yrs
EASTMAN ELDERLY	1,164,806	80,000	1,428,172	28,253	36,900	1,456,425	1,493,325	442,780	10/93	12/92	7-27.5 yrs
FAIRMEADOW APTS	874,391	53,296	1,184,327	43,501	53,296	1,227,828	1,281,124	261,090	7/93	1/93	5-27.5 yrs
FALCON RIDGE	1,033,201	25,000	1,332,798	25,531	25,000	1,358,329	1,383,329	260,656	1/95	4/94	5-27.5 yrs

Description	Encumb-rances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
GIBSON	891,828	30,290	1,138,786	1,379	30,290	1,140,165	1,170,455	285,185	6/93	12/92	5-27.5 yrs
GREENFIELD	526,410	25,000	649,793	0	25,000	649,793	674,793	247,985	5/93	1/93	5-27.5 yrs
GREENWOOD	1,455,277	62,076	1,480,776	463,399	62,076	1,944,175	2,006,251	677,683	10/93	11/93	5-27.5 yrs
HARMONY HOUSE	1,453,064	57,000	1,764,438	14,574	57,000	1,779,012	1,836,012	471,017	7/93	11/92	5-27.5 yrs
HAYNES HOUSE	3,076,431	685,381	5,956,903	2,383,022	674,499	8,339,925	9,014,424	1,463,000	9/95	8/94	12-40 yrs
HOLLY TREE	876,906	58,900	1,069,733	6,452	58,900	1,076,185	1,135,085	376,929	2/93	11/92	5-27.5 yrs
IDABEL PROP.	1,366,841	50,000	1,791,971	0	50,000	1,791,971	1,841,971	633,301	12/93	4/93	5-25 yrs
ISOLA SQUARE	960,575	22,300	250,691	980,839	22,300	1,231,530	1,253,830	249,147	4/94	11/93	7-40 yrs
JOINER ELDERLY	798,358	47,719	1,026,013	8,864	47,719	1,034,877	1,082,596	364,996	6/93	1/93	5-40 yrs
LAWRENCEVILLE MANOR	1,403,729	61,370	1,660,796	32,484	61,370	1,693,280	1,754,650	513,406	7/94	2/94	5-27.5 yrs
LAWTELL MANOR	908,278	45,000	1,201,948	25,898	45,000	1,227,846	1,272,846	271,227	8/93	4/93	7-40 yrs
LOGAN LANE	1,307,405	54,000	1,602,465	2,963	54,000	1,605,428	1,659,428	554,409	3/93	9/92	5-27.5 yrs
MARINERS POINTE I & II	4,157,404	170,020	7,548,131	517,712	170,020	8,065,843	8,235,863	2,763,126	8/93	12/92	7-27.5 yrs
MEADOWS OF SOUTHGATE	2,243,493	252,000	4,575,879	2,605	252,000	4,578,484	4,830,484	853,485	5/94	7/93	12-40 yrs
MENDOTA VILLAGE	1,956,188	136,140	2,421,001	0	136,140	2,421,001	2,557,141	450,273	5/93	12/92	5-50 yrs
MIDCITY	2,849,466	15,058	6,611,666	4,800	15,058	6,616,466	6,631,524	1,794,139	6/94	9/93	5-27.5 yrs
NEWPORT HOUSING	1,220,015	160,000	1,405,411	(3,274)	160,000	1,402,137	1,562,137	332,781	10/93	2/93	5-27.5 yrs
NEWPORT MANOR	944,283	31,908	1,175,109	43,925	31,908	1,219,034	1,250,942	289,548	12/93	9/93	5-40 yrs
PALATINE LP	1,407,423	37,400	1,785,282	30,391	37,400	1,815,673	1,853,073	581,062	5/94	5/94	5-27.5 yrs
RIVIERA APTS	1,679,836	100,000	2,979,700	620,624	132,400	3,600,324	3,732,724	1,059,233	12/93	12/92	5-27.5 yrs
SABLE CHASE	4,802,174	502,774	12,248,475	49,176	502,774	12,297,651	12,800,425	3,706,468	12/94	12/93	7-27.5 yrs
ST CROIX COMMONS	1,037,132	44,681	2,607,046	(659,017)	44,681	1,948,029	1,992,710	598,113	12/94	10/94	5-27.5 yrs

Description	Encum-brances	Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period			Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
		Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total
ST JOSEPH SQ	946,223	37,500	1,167,702	21,111	37,500	1,188,813	1,226,313	259,591	9/93	5/93	5-40 yrs
SIMMESPORT	927,192	60,000	1,171,005	47,310	60,000	1,218,315	1,278,315	266,995	6/93	4/93	7-40 yrs
STONY GROUND	1,417,881	127,380	1,794,961	(800)	129,005	1,794,161	1,923,166	601,349	6/93	12/92	5-27.5 yrs
SUMMERSVILLE	615,060	20,000	774,259	9,636	20,000	783,895	803,895	297,850	6/93	5/93	5-27.5 yrs
TALBOT VILLAGE	673,966	22,300	833,494	8,297	22,300	841,791	864,091	290,670	4/93	8/92	5-27.5 yrs
TCHULA ELDERLY	823,190	20,000	1,071,899	5,069	20,000	1,076,968	1,096,968	247,598	12/93	7/93	5-27.5 yrs
TUOLUMNE CITY	1,585,985	190,000	1,912,157	0	190,000	1,912,157	2,102,157	342,257	8/93	12/92	5-50 yrs
TURTLE CREEK	841,790	23,141	1,113,511	26,808	23,141	1,140,319	1,163,460	274,043	10/93	5/93	7-40 yrs
TWIN OAKS ASSOC	1,449,489	45,000	1,776,674	7,868	45,000	1,784,542	1,829,542	448,862	9/93	12/92	5-27.5 yrs
VICTORIA POINTE	1,430,835	153,865	1,437,570	358,182	128,900	1,795,752	1,924,652	490,592	1/95	10/94	5-27.5 yrs
VISTA LINDA APARTMENTS	2,487,400	143,253	2,961,671	97,490	143,253	3,059,161	3,202,414	956,530	12/93	1/93	5-27.5 yrs
WAKEFIELD HOUSING	1,250,660	88,564	1,480,003	5,238	88,564	1,485,241	1,573,805	375,847	2/93	9/92	10-40 yrs
WEST END MANOR	980,066	52,300	1,188,913	(43)	52,300	1,188,870	1,241,170	405,697	5/93	5/93	5-27.5 yrs
WESTCHESTER OAK GROVE	1,109,019	38,010	2,281,529	63,989	35,000	2,345,518	2,380,518	874,582	4/93	12/92	5-27.5 yrs
WESTCHESTER ST JOE	1,404,722	100,000	3,211,620	20,099	100,000	3,231,719	3,331,719	1,150,702	6/93	7/93	5-27.5 yrs
WESTVILLE PROPERTIES	704,522	25,000	912,139	0	25,000	912,139	937,139	334,351	7/93	2/93	5-25 yrs
WILCOX INVESTMENT GROUP	1,095,271	58,500	1,376,329	0	58,500	1,376,329	1,434,829	257,286	6/93	1/93	5-50 yrs
WOODLANDS APTS	921,307	30,000	668,555	547,982	30,000	1,216,537	1,246,537	331,787	2/95	9/94	5-27.5 yrs
	81,783,914	5,211,834	128,989,299	7,490,999	5,120,755	136,480,298	141,601,053	38,327,449

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2001.

There we no carrying costs as of December 31, 2001. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 16

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/92		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,191,631
Improvements, etc	0
Other	0
		$4,191,631
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/93		$4,191,631
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	32,686,042
Improvements, etc	43,162,006
Other	0
		$75,848,048
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/94		$80,039,679
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	15,495,343
Improvements, etc	41,448,097
Other	0
		$56,943,440
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period - 3/31/95		$136,983,119

Balance at close of period - 3/31/95		$136,983,119
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	106,204
Improvements, etc	5,007,023
Other	0
		$5,113,227
Deductions during period:
Cost of real estate sold	$0
Other	(675,394)
		(675,394)
Balance at close of period - 3/31/96		$141,420,952
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	97,847
Other	0
		$97,847
Deductions during period:
Cost of real estate sold	$0
Other	(1,512,675)
		(1,512,675)
Balance at close of period - 3/31/97		$140,006,124
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	163,080
Other	0
		$163,080
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$140,169,204

Balance at close of period - 3/31/98		$140,169,204
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	240,077
Other	0
		$240,077
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$140,409,281
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	618,565
Other	0
		$618,565
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$141,027,846
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	281,498
Other	0
		$281,498
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$141,309,344

Balance at close of period - 3/31/01		$141,309,344
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	291,709
Other	0
		$291,709
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$141,601,053

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/92		$0
Current year expense	$0
Balance at close of period - 3/31/93		$0
Current year expense	$1,347,806
Balance at close of period - 3/31/94		$1,347,806
Current year expense	$3,630,765
Balance at close of period - 3/31/95		$4,978,571
Current year expense	$5,098,416
Balance at close of period - 3/31/96		$10,076,987
Current year expense	$4,859,372
Balance at close of period - 3/31/97		$14,936,359
Current year expense	$4,709,137
Balance at close of period - 3/31/98		$19,645,496
Current year expense	$4,715,345
Balance at close of period - 3/31/99		$24,360,841
Current year expense	$4,748,152
Balance at close of period - 3/31/00		$29,108,993
Current year expense	$4,694,454
Balance at close of period - 3/31/01		$33,803,447
Current year expense	$4,524,002
Balance at close of period - 3/31/02		$38,327,449

Boston Capital Tax Credit Fund III LP - Series 17

Schedule III - Real Estate and Accumulated Depreciation

March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
ANNADALE HOUSING	10,970,799	226,000	12,180,150	115,645	226,000	12,295,795	12,521,795	2,649,063	6/90	2/89
ARTESIA PROPERTIES	1,397,881	30,730	1,865,231	5,401	30,730	1,870,632	1,901,362	560,664	9/94	9/94	5-27.5 yrs
ASPEN RIDGE	801,290	36,000	2,004,059	52,824	36,000	2,056,883	2,092,883	665,171	11/93	9/93	5-27.5 yrs
BLADENBORO	1,006,039	16,000	1,213,015	(27,474)	16,000	1,185,541	1,201,541	306,641	7/95	3/95
BREWER ST	1,154,580	0	2,296,514	12,776	0	2,309,290	2,309,290	781,926	7/93	6/93	5-27.5 yrs
BRIARWOOD APTS	898,263	38,500	20,850	1,209,246	38,952	1,230,096	1,269,048	228,282	7/93	6/93	5-27.5 yrs
BRIARWOOD VILLAGE	1,120,590	42,594	1,418,259	3,786	42,594	1,422,045	1,464,639	435,822	5/94	10/93	5-27.5 yrs
BRIARWOOD DEKALB	1,344,219	96,000	2,943,443	15,980	96,000	2,959,423	3,055,423	650,179	6/94	10/93	5-40 yrs
CAIRO HOUSING	1,061,665	17,000	1,309,062	48,887	17,000	1,357,949	1,374,949	480,188	4/93	5/93	7-27.5 yrs
CALIFORNIA INV VI	3,683,410	400,000	7,446,261	(1,596,778)	400,000	5,849,483	6,249,483	2,686,474	5/89	1/94	5-27.5 yrs
CALIFORNIA INV VII	8,616,407	803,050	25,913,966	(235,354)	803,050	25,678,612	26,481,662	5,831,558	12/93	12/93	5-27.5 yrs
CAMBRIDGE YMCA	2,210,786	95,200	5,135,233	37,662	95,200	5,172,895	5,268,095	1,664,486	12/93	4/93	5-27.5 yrs
CANEYVILLE PROPERTIES	472,564	36,000	601,775	(13,800)	36,000	587,975	623,975	202,946	4/93	5/93	5-27.5 yrs
CLINTON ESTATES	732,113	47,533	891,872	7,952	47,533	899,824	947,357	267,853	12/94	12/94	5-27.5 yrs
CLOVERPORT PROPERTIES	744,597	21,500	947,659	(7,038)	21,500	940,621	962,121	316,463	7/93	4/93	5-27.5 yrs
COLLEGE GREEN	3,727,860	225,000	6,774,847	72,062	225,000	6,846,909	7,071,909	1,807,838	8/95	3/95
CROFTON ASSOC.	794,199	46,511	961,097	3,920	46,511	965,017	1,011,528	207,241	3/93	4/93	5-27.5 yrs
CYPRESS POINT	3,241,879	265,000	4,794,440	226,084	265,000	5,020,524	5,285,524	1,057,005	12/94	2/94	5-27.5 yrs
DEERWOOD VILLAGE	631,271	29,138	804,512	3,979	29,138	808,491	837,629	241,078	7/94	2/94	5-27.5 yrs
DOYLE VILLAGE	1,159,481	100,000	1,435,520	6,416	100,000	1,441,936	1,541,936	440,877	4/94	9/93	5-27.5 yrs
GALLAWAY ASSOC.	1,046,093	35,600	1,307,158	40,728	35,600	1,347,886	1,383,486	299,682	5/93	4/93	5-27.5 yrs
GLENRIDGE	2,028,841	350,000	2,208,213	7,278	350,000	2,215,491	2,565,491	508,015	6/94	6/94	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encumb- rances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
GREEN ACRES	1,140,124	173,447	1,366,874	25,283	173,447	1,392,157	1,565,604	415,860	11/94	1/95
GREENWOOD PLACE	1,053,668	44,400	299,685	1,146,729	44,400	1,446,414	1,490,814	277,444	8/94	11/93	7-40 yrs
HACKLEY BARCLAY	3,210,424	174,841	4,603,493	318,999	175,000	4,922,492	5,097,492	1,565,714	12/94	12/93	5-27.5 yrs
HENSON CREEK	3,894,915	945,000	7,971,879	6,649	945,000	7,978,528	8,923,528	1,779,179	4/94	5/93	5-27.5 yrs
HICKMAN ASSOC.	531,274	24,000	673,642	2,832	24,000	676,474	700,474	137,149	12/93	11/93	5-27.5 yrs
HOUSTON VILLAGE	665,520	11,500	850,901	3,297	11,500	854,198	865,698	262,739	5/94	12/93	5-27.5 yrs
IVYWOOD	3,817,328	290,542	5,712,656	37,407	290,542	5,750,063	6,040,605	1,896,814	10/93	6/93	5-27.5 yrs
JONESTOWN MANOR	859,744	0	311,764	951,785	36,900	1,263,549	1,300,449	236,757	12/94	12/93	7-40 yrs
LARGO CENTER	3,713,003	1,012,500	7,262,001	66,115	1,012,500	7,328,116	8,340,616	1,480,370	6/94	3/93	5-27.5 yrs
LEE TERRACE	1,474,850	93,246	4,573	1,745,814	93,246	1,750,387	1,843,633	509,428	12/94	2/94	N/A
MIDLAND HOUSING	943,131	60,000	2,422,788	41,656	60,000	2,464,444	2,524,444	603,649	6/94	9/93	5-27.5 yrs
MOUNT VERNON	2,160,975	200,000	3,141,984	312,601	200,000	3,454,585	3,654,585	938,589	11/94	11/94	5-27.5 yrs
OAKWOOD OF BENNETSVILLE	869,023	60,000	1,074,857	2,524	60,000	1,077,381	1,137,381	355,189	12/93	9/93	5-27.5 yrs
OPELOUSAS POINT	1,373,142	50,000	559,121	1,385,083	50,000	1,944,204	1,994,204	395,816	3/94	11/93	5-27.5 yrs
PALMETTO VILLAS	1,622,507	60,724	2,034,151	9,995	60,724	2,044,146	2,104,870	502,442	4/94	5/94	5-27.5 yrs
PARK PLACE II	1,161,962	112,000	1,408,102	13,488	112,000	1,421,590	1,533,590	443,724	4/94	2/94	7-27.5 yrs
PINEHURST	797,092	24,000	1,033,022	35,854	24,000	1,068,876	1,092,876	340,925	2/94	2/94	5-27.5 yrs
QUAIL VILLAGE	870,592	30,450	1,060,273	2,468	30,450	1,062,741	1,093,191	302,104	2/94	9/93	7-27.5 yrs
SEA BREEZE	1,223,419	94,000	1,515,733	4,995	94,000	1,520,728	1,614,728	418,268	1/95	3/94	N/A
SHAWNEE HOUSING	1,138,663	182,786	2,347,227	113,423	182,786	2,460,650	2,643,436	873,040	10/92	2/93	7-27.5 yrs
SIXTH ST APTS	2,268,178	151,687	1,123,504	3,190,386	162,687	4,313,890	4,476,577	898,797	12/94	12/93	5-27.5 yrs
SKOWHEGAN HOUSING	1,628,147	100,000	2,121,472	80,949	100,000	2,202,421	2,302,421	553,681	8/94	9/94	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
SOLEDAD	1,931,480	340,000	2,005,222	0	340,000	2,005,222	2,345,222	352,040	1/94	10/93	5-50 yrs
SUGARWOOD PARK	3,431,353	281,875	5,949,680	37,980	281,875	5,987,660	6,269,535	1,611,508	7/95	4/94	N/A
VOORHEESVILLE	1,089,384	74,600	1,254,914	42,110	74,600	1,297,024	1,371,624	431,780	5/93	7/93	7-27.5 yrs
WAYNSBURG HOUSING	1,481,294	169,200	2,113,822	115,557	18,100	2,229,379	2,247,479	386,081	12/95	7/94	N/A
WHITE CASTLE	769,630	84,800	948,687	17,117	84,800	965,804	1,050,604	274,452	5/94	6/94	27.5 yrs
	93,965,649	7,802,954	145,645,163	9,701,278	7,700,365	155,346,441	163,046,806	40,532,991

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2001.

There we no carrying costs as of December 31, 2001. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 17

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	58,662,502
Improvements, etc	0
Other	0
		$58,662,502
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/94		$58,662,502
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	31,044,766
Improvements, etc	39,965,487
Other	0
		$71,010,253
Deductions during period:
Cost of real estate sold	$0
Other	(26,680)
		$(26,680)
Balance at close of period - 3/31/95		$129,646,075
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,769,183
Improvements, etc	11,596,518
Other	0
		$21,365,701
Deductions during period:
Cost of real estate sold	0
Other	(13,800)
		$(13,800)
Balance at close of period - 3/31/96		$150,997,976

Balance at close of period - 3/31/96		$150,997,976
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	12,406,150
Improvements, etc	133,058
Other	0
		$12,539,208
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$163,537,184
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	337,191
Improvements, etc	0
Other	0
		$337,191
Deductions during period:
Cost of real estate sold	$0
Other	(1,598,364)
		(1,598,364)
Balance at close of period - 3/31/98		$162,276,011
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	200,765
Other	0
		$200,765
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$162,476,776

Balance at close of period - 3/31/99		$162,476,776
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	292,965
Other	0
		$292,965
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$162,769,741
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	252,942
Other	0
		$252,942
Deductions during period:
Cost of real estate sold	$0
Other	(500,929)
		(500,929)
Balance at close of period - 3/31/01		$162,521,754

Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	525,052
Other	0
		$525,052
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$163,046,806

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/93		$0
Current year expense	$727,342
Balance at close of period - 3/31/94		$727,342
Current year expense	$4,342,560
Balance at close of period - 3/31/95		$5,069,902
Current year expense	$4,963,158
Balance at close of period - 3/31/96		$10,033,060
Current year expense	$6,281,850
Balance at close of period - 3/31/97		$16,314,910
Current year expense	$5,040,935
Balance at close of period - 3/31/98		$21,355,845
Current year expense	$5,033,530
Balance at close of period - 3/31/99		$26,389,375
Current year expense	$4,909,920
Balance at close of period - 3/31/00		$31,299,295
Current year expense	$4,387,090
Balance at close of period - 3/31/01		$35,686,385
Current year expense	$4,846,606
Balance at close of period - 3/31/02		$40,532,991

Boston Capital Tax Credit Fund III LP - Series 18

Schedule III - Real Estate and Accumulated Depreciation

March 31, 2002

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
ARCH DEVELOPMENT	2,436,963	107,387	6,724,849	57,153	107,387	6,782,002	6,889,389	1,768,586	12/94	4/94	7-27.5 yrs
AURORA	1,388,832	65,000	1,704,709	31,474	65,000	1,736,183	1,801,183	599,701	9/93	9/93	5-27.5 yrs
BEAR CREEK	4,784,406	488,011	8,884,145	33,196	491,639	8,917,341	9,408,980	2,912,994	4/95	3/94	5-27.5 yrs
CHATHAM MANOR	1,392,562	75,000	1,727,394	36,856	75,000	1,764,250	1,839,250	585,382	12/93	1/94	5-27.5 yrs
CHELSEA SQUARE	301,393	21,000	939,281	3,500	21,000	942,781	963,781	244,354	12/94	8/94	7-34 yrs
CLARKE SCHOOL	2,508,084	200,000	5,493,464	230,056	200,000	5,723,520	5,923,520	1,037,032	12/94	12/94	5-27.5 yrs
ELLIJAY RENTAL	820,600	48,000	1,000,609	3,070	48,000	1,003,679	1,051,679	201,017	1/95	1/94	40 yrs
EVERGREEN	2,754,409	157,537	4,337,312	565,830	157,537	4,903,142	5,060,679	1,596,496	1/95	8/94	5-27.5 yrs
GLEN PLACE	1,163,505	60,610	3,489,218	(169,758)	60,610	3,319,460	3,380,070	944,068	6/94	4/94	5-27.5 yrs
HARRIS HOUSING	1,272,696	200,000	266,624	2,569,852	160,000	2,836,476	2,996,476	451,562	11/95	6/94	5-27.5 yrs
HUMBOLDT	702,840	40,191	845,252	5,736	40,191	850,988	891,179	241,597	4/95	8/94	5-27.5 yrs
JACKSON HOUSING	856,853	30,250	1,080,272	(7,049)	30,250	1,073,223	1,103,473	296,113	6/94	1/94	5-27.5 yrs
LAKEVIEW MEADOWS	1,580,124	88,920	2,775,712	11,799	88,920	2,787,511	2,876,431	543,371	5/94	8/93	5-27.5 yrs
LANTHROP PROP	733,669	34,800	931,788	22,517	34,800	954,305	989,105	304,347	5/94	4/94	5-27.5 yrs
LEESVILLE ELDERLY	1,308,029	144,000	2,018,242	0	144,000	2,018,242	2,162,242	382,069	6/94	6/94	7-40 yrs
LOCKPORT	992,540	125,000	1,524,202	0	125,000	1,524,202	1,649,202	279,920	9/94	7/94	5-27.5 yrs
MAPLE LEAF	1,093,383	22,860	1,355,390	92,540	22,860	1,447,930	1,470,790	283,176	12/94	8/94	5-27.5 yrs
MARENGO PARK	749,156	50,010	886,695	0	50,010	886,695	936,705	285,262	3/94	10/93	5-27.5 yrs
NATCHITOCHES	948,084	50,000	1,634,279	10,000	50,000	1,644,279	1,694,279	290,535	12/94	6/94	7-40 yrs
NEWTON I	801,866	57,500	979,345	1,471	57,500	980,816	1,038,316	286,163	9/94	11/93	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encum-brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
OSKALOOSA I	478,499	32,000	589,423	1,822	32,000	591,245	623,245	172,635	9/94	11/93	5-27.5 yrs
PARVINS	756,896	41,508	1,741,048	4,742	41,508	1,745,790	1,787,298	536,568	11/93	8/93	5-27.5 yrs
PEACHTREE	1,469,682	157,027	1,617,470	31,860	157,027	1,649,330	1,806,357	613,475	7/93	1/94	5-27.5 yrs
PONDEROSA	1,476,790	82,454	1,903,972	49,575	82,454	1,953,547	2,036,001	420,798	5/94	3/94	5-27.5 yrs
PRESTON WOODS	926,643	66,000	2,515,136	57,108	66,000	2,572,244	2,638,244	830,802	12/94	12/93	5-27.5 yrs
RICHMOND MANOR	1,020,447	54,944	1,285,522	8,717	54,944	1,294,239	1,349,183	411,025	6/94	6/94	5-27.5 yrs
RIO GRANDE	2,195,763	96,480	2,999,680	51,017	96,480	3,050,697	3,147,177	630,600	5/94	6/94	5-27.5 yrs
RIPLEY HOUSING	494,545	14,000	646,850	40,014	14,000	686,864	700,864	129,981	7/94	1/94	5-40 yrs
SAN JOAQUIN	1,808,441	55,000	2,463,181	0	55,000	2,463,181	2,518,181	377,269	12/94	3/94	5-50 yrs
TROY ESTATES	685,100	45,000	826,432	13,455	45,000	839,887	884,887	280,066	1/94	12/93	5-27.5 yrs
VIRGINIA AVENUE	1,286,850	121,238	3,510,339	9,654	121,238	3,519,993	3,641,231	986,387	10/94	10/94	5-27.5 yrs
VISTA LOMA	1,597,680	267,612	1,600,128	220,604	267,612	1,820,732	2,088,344	362,853	9/94	5/94	5-27.5 yrs
VIVIAN ELDERLY	237,124	45,000	1,668,938	0	45,000	1,668,938	1,713,938	327,708	9/94	7/94	7-40 yrs
WESTMINSTER MEADOWS	2,036,479	250,000	3,605,890	22,684	250,000	3,628,574	3,878,574	1,169,215	11/94	12/93	5-27.5 yrs
	45,060,933	3,394,339	75,572,791	4,009,495	3,357,967	79,582,286	82,940,253	20,783,127

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2001.

There we no carrying costs as of December 31, 2001. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 18

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	4,002,185
Improvements, etc	0
Other	0
		$4,002,185
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/94		$4,002,185
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	42,200,169
Improvements, etc	19,531,960
Other	0
		$61,732,129
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$65,734,314
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	16,282,424
Other	0
		$16,282,424
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period - 3/31/96		$82,016,738

Balance at close of period - 3/31/96		$82,016,738
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	137,752
Other	0
		$137,752
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/97		$82,154,490
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	164,466
Other	0
		$164,466
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$82,318,956
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	200,573
Other	0
		$200,573
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$82,519,529

Balance at close of period - 3/31/99		$82,519,529
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	90,225
Other	0
		$90,225
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$82,609,754
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	204,609
Other	0
		$204,609
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$82,814,363
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	125,890
Other	0
		$125,890
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$82,940,253

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/93		$0
Current year expense	$39,475
Balance at close of period - 3/31/94		$39,475
Current year expense	$911,009
Balance at close of period - 3/31/95		$950,484
Current year expense	$2,835,031
Balance at close of period - 3/31/96		$3,785,515
Current year expense	$3,000,815
Balance at close of period - 3/31/97		$6,786,330
Current year expense	$2,884,157
Balance at close of period - 3/31/98		$9,670,487
Current year expense	$2,798,960
Balance at close of period - 3/31/99		$12,469,447
Current year expense	$2,799,855
Balance at close of period - 3/31/00		$15,269,302
Current year expense	$2,761,702
Balance at close of period - 3/31/01		$18,031,004
Current year expense	$2,752,123
Balance at close of period - 3/31/02		$20,783,127

Boston Capital Tax Credit Fund III LP - Series 19

Schedule III - Real Estate and Accumulated Depreciation

March 31, 2002

		Initial cost to company		Cost capitalized subsequet to acquisition	Gross amount at which carried at close of period
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
ANKENEY HOUSING	3,463,648	217,500	8,144,577	185,262	217,500	8,329,839	8,547,339	1,549,435	3/95	8/94	10-40 yrs
CARROLLTON VILLA	1,388,928	60,015	2,682,843	178,490	60,015	2,861,333	2,921,348	787,832	3/95	6/94	5-27.5 yrs
CLARKE SCHOOL	2,508,084	200,000	5,493,464	230,056	200,000	5,723,520	5,923,520	1,037,032	12/94	12/94	12-40 yrs
FOREST ASSOCIATES	657,027	13,900	396,391	483,140	13,908	879,531	893,439	469,720	3/78	4/95	5-27.5 yrs
GARDEN GATE\FT WORTH	5,627,469	678,867	2,532,572	6,590,390	678,867	9,122,962	9,801,829	2,345,159	4/95	5/95	5-27.5 yrs
GARDEN GATE\PLANO	7,059,517	689,318	844,673	8,777,299	689,318	9,621,972	10,311,290	2,468,471	3/95	2/94	5-27.5 yrs
HEBBRONVILLE APTS.	512,443	50,711	650,002	20,243	50,711	670,245	720,956	137,630	4/94	12/93	7-40 yrs
HOLLISTER INV GRP	1,725,127	400,000	1,906,641	(61,972)	400,000	1,844,669	2,244,669	247,164	5/95	3/95	5-50 yrs
HOLTS SUMMIT SQUARE	1,179,191	110,373	524,966	2,033,915	110,373	2,558,881	2,669,254	755,316	12/94	6/94	5-27.5 yrs
INDEPENDENCE PROPERTIES	845,134	38,500	503,166	517,210	38,500	1,020,376	1,058,876	219,456	12/94	6/94	5-40 yrs
JEFFERSON SQUARE	2,443,436	385,000	4,548,650	167,710	385,000	4,716,360	5,101,360	997,993	8/95	5/94	5-27.5 yrs
JENNY LYNN PROPERTIES	795,302	65,000	958,809	7,000	65,000	965,809	1,030,809	271,277	9/94	1/94	5-27.5 yrs
JEREMY ASSOCIATES	3,526,678	522,890	6,954,516	355,974	522,890	7,310,490	7,833,380	1,295,516	12/95	6/96	5-40 yrs
LONE STAR SR.	606,252	20,492	835,453	0	20,492	835,453	855,945	159,297	5/94	12/93	7-40 yrs
MADISON L.P.	644,807	42,707	810,978	4,674	32,500	815,652	848,152	234,496	10/94	12/93	5-27.5 yrs
MANSURA VILLA	953,917	20,254	301,687	1,003,093	25,000	1,304,780	1,329,780	216,813	8/95	5/94	5-27.5 yrs
MARTINDALE APTS.	671,732	40,270	861,032	29,803	40,270	890,835	931,105	182,303	1/94	12/93	7-40 yrs
MUNFORD VILLAGE	752,607	24,800	980,102	3,415	24,800	983,517	1,008,317	207,765	4/94	10/93	5-40 yrs
NORTHPOINTE LP	4,570,098	371,000	9,834,451	1,377	371,000	9,835,828	10,206,828	1,627,184	6/95	7/94	5-27.5 yrs
SAHALE HEIGHTS	848,019	72,000	1,062,350	111	72,000	1,062,461	1,134,461	308,780	6/94	1/94	5-27.5 yrs

		Initial cost to company		Cost capitalized subsequent to acquisition	Gross amount at which carried at close of period
Description	Encum- brances	Land	Buildings and improvements	Improvements	Land	Buildings and improvements	Total	Accumulated depreciation	Date of construction	Date acquired	Life on which depreciation is computed
SHERWOOD KNOLL	771,654	45,000	963,996	32,262	45,000	996,258	1,041,258	214,615	4/94	10/93	5-40 yrs
SUGARWOOD PARK	3,431,353	281,875	5,949,680	37,981	281,875	5,987,661	6,269,536	1,611,508	7/95	4/94	5-27.5 yrs
SUMMERSET HOUSING	930,528	68,665	1,160,825	(25,664)	68,665	1,135,161	1,203,826	251,722	11/95	1/94	7-27.5 yrs
VISTA’S ASSOC.	3,136,081	831,600	7,055,338	5,230	831,600	7,060,568	7,892,168	1,490,099	1/95	12/93	5-27.5 yrs
WEDGEWOOD LANE	990,237	85,000	1,106,604	37,185	85,000	1,143,789	1,228,789	251,959	9/94	6/94	5-40 yrs
WILLOWOOD PARK	4,096,010	511,051	6,867,791	180,483	511,051	7,048,274	7,559,325	2,045,836	12/94	11/93	5-27.5 yrs
	54,135,279	5,846,788	73,931,557	20,794,667	5,841,335	94,726,224	100,567,559	21,384,378

Since the Operating Partnerships maintain a calendar year end, the information reported on this schedule is as of December 31, 2001.

There we no carrying costs as of December 31, 2001. The Column has been omitted for presentation purposes.

Notes to Schedule III

Boston Capital Tax Credit Fund III LP - Series 19

Reconciliation of Land, Building & Improvements current year changes

Balance at beginning of period - 4/1/93		$0
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	9,012,131
Improvements, etc	0
Other	0
		$9,012,131
Deductions during period:
Cost of real estate sold	$0
Other*	0
		$0
Balance at close of period - 3/31/94		$9,012,131
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	24,845,235
Improvements, etc	13,156,474
Other	0
		$38,001,709
Deductions during period:
Cost of real estate sold	$0
Other	0
		$0
Balance at close of period - 3/31/95		$47,013,840
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	410,291
Improvements, etc	52,257,570
Other	0
		$52,667,861
Deductions during period:
Cost of real estate sold	0
Other	0
		$0
Balance at close of period - 3/31/96		$99,681,701

Balance at close of period - 3/31/96		$99,681,701
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	7,477,406
Improvements, etc	594,800
Other	0
		$8,072,206
Deductions during period:
Cost of real estate sold	$(8,720,704)
Other	(124,499)
		(8,845,203)
Balance at close of period - 3/31/97		$98,908,704
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	224,896
Other	0
		$224,896
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/98		$99,133,600
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	228,405
Other	0
		$228,405
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/99		$99,362,005

Balance at close of period - 3/31/99		$99,362,005
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	280,218
Other	0
		$280,218
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/00		$99,642,223
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	493,159
Other	0
		$493,159
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/01		$100,135,382
Additions during period:
Acquisitions through foreclosure	$0
Other acquisitions	0
Improvements, etc	432,177
Other	0
		$432,177
Deductions during period:
Cost of real estate sold	$0
Other	0
		0
Balance at close of period - 3/31/02		$100,567,559

Reconciliation of Accumulated Depreciation current year changes

Balance at beginning of period - 4/1/93		$0
Current year expense	$98,220
Balance at close of period - 3/31/94		$98,220
Current year expense	$418,177
Balance at close of period - 3/31/95		$516,397
Current year expense	$2,779,948
Balance at close of period - 3/31/96		$3,296,345
Current year expense	$2,591,856
Balance at close of period - 3/31/97		$5,888,201
Current year expense	$3,087,218
Balance at close of period - 3/31/98		$8,975,419
Current year expense	$3,096,686
Balance at close of period - 3/31/99		$12,072,105
Current year expense	$3,079,193
Balance at close of period - 3/31/00		$15,151,298
Current year expense	$3,106,817
Balance at close of period - 3/31/01		$18,258,115
Current year expense	$3,126,263
Balance at close of period - 3/31/02		$21,384,378